EXHIBIT 10.3

          TO:            SCOTSMAN GROUP, INC.
          ATTN:          JUDY PELTEKIAN

          PHONE:         (847) 215-4547
          FAX NO.        (847) 913-9844

          FROM:          THE FIRST NATIONAL BANK OF CHICAGO, CHICAGO

          DATE:          05FEB98
          RE:  OUR REF:  8969.A         TRN ID: 1055720

          ---------------------------------------------------------------

                                AMENDED CONFIRMATION *

          WE ARE PLEASED TO CONFIRM THE TERMS OF THE TRANSACTION DESCRIBED BELOW BETWEEN THE FIRST NATIONAL BANK OF CHICAGO, CHICAGO ("FIRST CHICAGO") (THE FLOATING RATE PAYER), AND SCOTSMAN GROUP, INC. ("SCOTGRPINC") (THE FIXED RATE PAYER).

               TYPE OF TRANSACTION:     INTEREST RATE SWAP
               NOTIONAL AMOUNT:         USD 100,000,000.00

               TERM:
               TRADE DATE:              17MAR97
               EFFECTIVE DATE:          26MAR97
               *  TERMINATION DATE:     27MAR03, SUBJECT TO ADJUSTMENT IN
                                        ACCORDANCE WITH THE MODIFIED
                                        FOLLOWING BUSINESS DAY CONVENTION

               FIXED AMOUNTS:
               FIXED RATE PAYER:        SCOTGRPINC

               *  PAYMENT DATES:        EACH MARCH 26, JUNE 26, SEPTEMBER
                                        26, AND DECEMBER 26, COMMENCING
                                        JUNE 26, 1997 AND ENDING MARCH 27,
                                        2003.
               BUSINESS DAY
                 CONVENTION:            MODIFIED FOLLOWING
               *  FIXED RATE:

                    FROM AND       TO BUT
                    INCLUDING      EXCLUDING      FIXED RATE
                    ---------      ---------      ----------
                    26MAR97        29DEC97        6.4565 PCT
                    29DEC97        27MAR03        6.1700 PCT




               FIXED RATE DAY COUNT
               FRACTION:                ACTUAL/360

               FLOATING AMOUNTS:
               FLOATING RATE PAYER:     FIRST CHICAGO

               *    PAYMENT DATES:      EACH MARCH 26, JUNE 26, SEPTEMBER
                                        26, AND DECEMBER 26, COMMENCING
                                        JUNE 26, 1997 AND ENDING MARCH 27,
                                        2003.

               BUSINESS DAY
               CONVENTION:              MODIFIED FOLLOWING
               FLOATING RATE OPTION:    USD-LIBOR-BBA
               DESIGNATED MATURITY:     3MONTHS
               FLOATING RATE DAY
               COUNT FRACTION:          ACTUAL/360
               RESET DATES:             THE FIRST DAY OF EACH CALCULATION
                                           PERIOD
               SPREAD PCT:              NONE
               *                        INITIAL FLOATING RATE:
               (INCLUDING SPREAD)       5.73828

               COMPOUNDING:             INAPPLICABLE
               AVERAGING:               INAPPLICABLE
               METHOD OF AVERAGING:
               ROUNDING CONVENTION:     5 DECIMAL PLACES AS PER ISDA
               BUSINESS DAYS:           NEW YORK AND LONDON

          DOCUMENTATION:

          THIS CONFIRMATION SUPPLEMENTS, FORMS PART OF, AND IS SUBJECT TO, THE ISDA MASTER AGREEMENT DATED AS OF 03MAR94 BETWEEN THE PARTIES, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME (THE "AGREEMENT"). TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THEIR MEANINGS AS DEFINED IN THE 1991 ISDA DEFINITIONS.

          DEALING WITH CONFIRMATIONS ON OUR BEHALF:

               DIANNE SCHUYLER     312-732-2148

          DEALING WITH SETTLEMENTS ON OUR BEHALF:

               EDWARD LAZOWSKI     312-732-2623




          FIRST CHICAGO PAYMENT INSTRUCTIONS:

          THE FIRST NATIONAL BANK OF CHICAGO, CHICAGO
          ABA 071000013
          ACCT NUMBER 48115380
          ATTN:  INTEREST RATE SWAPS

          SCOTSMAN GROUP, INC. PAYMENT INSTRUCTIONS:

          PLEASE ADVISE

          PLEASE CONFIRM THE FOREGOING CORRECTLY SETS FORTH THE TERMS OF OUR AGREEMENT BY EXECUTING THIS LETTER AND RETURNING IT VIA FACSIMILE TO:

               DERIVATIVES PRODUCT SUPPORT - CONFIRMATIONS
               THE FIRST NATIONAL BANK OF CHICAGO, CHICAGO
               (312) 336-4403 (FAX)


          IT HAS BEEN A PLEASURE WORKING WITH YOU ON THIS INTEREST RATE SWAP TRANSACTION AND WE LOOK FORWARD TO COMPLETING SIMILAR TRANSACTIONS WITH YOU IN THE NEAR FUTURE.

                                        REGARDS,
                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        CHICAGO
                                        BY:   /s/ Howard Costley
                                             -----------------------------
                                        NAME:     Howard Costley
                                        TITLE:    1st V.P.

                                        BY:  /s/ Diane Schuyler
                                             ------------------------------
                                        NAME:     Diane Schuyler
                                        TITLE:    Operations Officer

          ACCEPTED AND CONFIRMED AS OF THE DATE HERETO:
          SCOTSMAN GROUP, INC.

          BY:  /s/ Donald D. Holmes
               ----------------------------------------------------------
          NAME:     Donald D. Holmes
          TITLE:    V.P.



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